Acquisitions And Dispositions	12 Months Ended
Dec. 31, 2023
Business Combinations And Discontinued Operations [Abstract]
Acquisitions And Dispositions

NOTE 11. ACQUISITIONS AND DISPOSITIONS
(a)Deferred Consideration, short-term

The following is a summary of Deferred consideration, short-term balances as of December 31, 2023 and December 31, 2022:

($ in thousands)	December 31, 2023	December 31, 2022
Laurel Harvest deferred consideration, short-term	$—	$47,821
Total Deferred consideration, short-term	$—	$47,821
In the fourth quarter of 2021, Cresco recorded a total of $46.9 million deferred consideration related to the Laurel Harvest acquisition. Total deferred consideration was payable on or before the 18-month anniversary of the acquisition, with accelerated payments required for each of five (5) new dispensaries opened during the 18-month earnout period. The liability was further adjusted to $47.8 million at December 31, 2022 based on our expectation of the value of the liability at that time. In the first quarter of 2023, a payment of $10.0 million was made, which was comprised of a stock issuance valued at $9.7 million and cash payments of $0.3 million. In the second quarter of 2023, a final earnout payment of $38.6 million was made, which was comprised of a stock issuance valued at $37.5 million and cash payments of $1.1 million. See Note 8 for further discussion of equity issued.
(b)Deferred Consideration, long-term

The following is a summary of Deferred consideration, long-term as of December 31, 2023 and December 31, 2022:

($ in thousands)	December 31, 2023	December 31, 2022
Valley Agriceuticals, LLC (“Valley Ag”) operating cash flows deferred consideration	$6,577	$7,770
Total Deferred consideration, long-term	$6,577	$7,770
As of December 31, 2023, the total estimated liability related to the Valley Ag acquisition is $6.6 million. The long-term liability is based on the present value of expected payments associated with the future cash flows of Valley Ag and the expected timing of those payments.
During the year ended December 31, 2023, the Company reclassified $0.3 million of deferred consideration from short-term to long-term due to timing of payment. See Note 17 for additional information.
For the year ended December 31, 2023, the Company recorded a $0.4 million reduction of expense related to deferred considerations. For the year ended December 31, 2022, the Company recorded $0.1 million of expense related to deferred considerations. The expense is recorded in Interest expense, net in the Consolidated Statements of Operations. See Note 20 for additional information.
(c)Dispositions

During the year ended December 31, 2023, the Company completed a divestiture of its AFS Maryland production facility. The Company received cash proceeds of $3.3 million for the sale of property and equipment and intangible assets and recorded a gain of $1.4 million from the completed divestiture. The gain is recorded to Other income (expense), net in the Consolidated Statements of Operations.

During the year ended December 31, 2023, the Company completed the sale of assets at our Encanto Green Cross Dispensary in Arizona. The Company received cash proceeds of $6.5 million for the sale of finished inventory products, property and equipment, license and other certain intangible assets. Based on an analysis of the fair value of these assets, the book value was written down by $0.2 million. The Company recorded a net loss of $1.0 million from the sale in 2023.
(d)Terminated Acquisition

On July 30, 2023, the Company and The Cannabist Company, formerly known as Columbia Care, mutually agreed to terminate the previously announced definitive arrangement agreement, including all divestitures associated with this transaction. During the second quarter of 2023, the Company wrote off a $5.0 million consent fee that was previously capitalized associated with the agreement. The expense is recorded to Interest expense, net in the Consolidated Statements of Operations. See Note 20.